Exhibit 10.2

First Amendment to Confirmation Agreement

Barclays Bank PLC
5 The North Colonnade
Canary Wharf, London E14 4BB
Facsimile: +44 (20) 777 36461
Telephone: +44 (20) 777 36810

c/o Barclays Capital Inc.
as Agent for Barclays Bank PLC
745 Seventh Ave
New York, NY 10019

James F. Lobdell
Senior Vice President, Finance,
Chief Financial Officer and Treasurer
Portland General Electri Company
121 SW Salmon Street 1WTC 1711
Portland, OR 97204
Phone: (503) 464-2723
Fax: (503) 464-2222

June 25, 2013

Dear Mr. Lobdell:
Reference is made to the equity forward confirmation letter agreement dated June 11, 2013, between Barclays Bank PLC, through its agent Barclays Capital Inc., and Portland General Electric Company (the “Confirmation”). The purpose of this letter agreement (this “First Amendment Agreement”) is to correct certain dates set forth in Schedule 1 to the Confirmation and, therefore, to amend the Confirmation as described below. All capitalized terms used, but not defined herein, shall have the meanings assigned thereto in the Confirmation. Notwithstanding anything in the Confirmation to the contrary, Barclays and Counterparty hereby agree as follows:

1.	Schedule I: Schedule I to the Confirmation shall be deleted in its entirety and replaced with Schedule I attached hereto as Exhibit 1.

2.
Counterparts: This First Amendment Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

3.	Governing Law: This First Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

4.
Continuing Effectiveness: As expressly modified herein, the Confirmation shall remain in full force and effect and is hereby ratified and confirmed in all respects. All references in the Confirmation, the Agreement and the Underwriting Agreement to the “Confirmation” or to the “Forward Sale Agreement” shall refer to the Confirmation as amended herein.

5.	Effective Date: The correction as set forth in this First Amendment Agreement shall be deemed effective as of June 11, 2013.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Amendment Agreement.

Very truly yours,
BARCLAYS CAPITAL INC.,
acting solely as Agent in connection with the Transaction

By: /s/ Cory Terzis
Name: Cory Terzis
Title: Authorized Signatory

Confirmed as of the date first above written:
PORTLAND GENERAL ELECTRIC COMPANY

By: /s/ James F. Lobdell
Name: James F. Lobdell
Title: Senior Vice President, Finance,
Chief Financial Officer and Treasurer

EXHIBIT 1

SCHEDULE I

FORWARD PRICE REDUCTION DATES AND AMOUNTS

Forward Price Reduction Date	Forward Price Reduction Amount

June 21, 2013	USD $.275
September 23, 2013	USD $.275
December 23, 2013	USD $.275
March 21, 2014	USD $.275
June 23, 2014	USD $.280
September 23, 2014	USD $.280
December 23, 2014	USD $.280
March 23, 2015	USD $.280
June 23, 2015	USD $.285